DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Core Fund

Supplement to the Fund's
Institutional Class Prospectus
dated March 30, 2005 (as revised August 1, 2005)

The following replaces the information in the sections entitled "How has the Delaware Small Cap Core Fund performed?" and "What are the Fund's fees and expenses?" in the Prospectus:

How has Delaware Small Cap Core Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past six calendar years as well as the average annual return of these shares for the one-year, five-year and lifetime periods. Prior to August 1, 2005, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect waivers and expense caps in effect during the periods, which were lower than the current expense caps. The returns would have been lower without the waivers and expense caps.

On November 1, 2004, the Fund's strategy and management changed. The new management team retained the Fund's small-cap focus by investing primarily in stocks of small companies that are believed to have a combination of attractive valuations, growth prospects, and strong cash flows.

Year-by-year total return (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]
1999	2000	2001	2002	2003	2004
8.24%	14.04%	18.27%	-6.84%	42.07%	21.39%

As of June 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 0.56%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 2002.

Average annual returns for periods ending 12/31/04
	1 year	5 years	Lifetime (12/29/98)*
Return before taxes	21.39%	16.83%	16.13%
Return after taxes on distributions	15.10%	14.21%	13.37%
Return after taxes on distributions and sale of Fund shares[1]	19.69%	13.82%	12.99%
ussell 2000 Index (reflects no deduction for fees, expenses or taxes)	18.33%	6.61%	8.92%

1 The Fund's return after taxes on distributions and sale of Fund shares is higher than the Fund's return after taxes on distributions due to long term capital gain treatment of distributions and the lower applicable tax rate as well as the impact of short term capital loss treatment of the sale of shares.

The Fund's returns are compared to the performance of the Russell 2000 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Lifetime returns are shown if the Fund or class existed for less than 10 years. Russell 2000 Index reports returns on a monthly basis. This figure reflects the return from December 31, 1998 through December 31, 2004.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees[1]	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	1.48%
	Total operating expenses[2]	2.23%
	Fee waivers and payments	(1.23%)
	Net expenses	1.00%
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[3] This example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$102
	3 years	$579
	5 years	$1,082
	10 years	$2,468

1Exchanges are subject to the requirements of each fund in the Delaware Investments® family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2The investment manager has contracted to waive fees and pay expenses through March 31, 2007 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

3The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

This Supplement is dated January 17, 2006.